Second Supplemental Agreement
               to Amended & Restated Facility Agreement
                        dated 28 February 1997



                     Date:     29th December 1998




                     Bank of Western Australia Ltd
                            ACN 050 494 454

                               ("Bank")



                                  and



                    Nord Australex Nominees Pty Ltd
        ACN 001 657 272 in its capacity as trustee of the Trust

                             ("Borrower")


                                  and


                       Nord Gold Company Limited
                         Nord Pacific Limited
                  Nord Highlands Mineral Venture - 1

                        ("Trust Beneficiaries")


                              CLAYTON UTZ
                               Level 38
                            BankWest Tower
                        108 St George's Terrace
                             PERTH WA 6000
                          ref: BEW:PJW:966911


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                           TABLE OF CONTENTS



Clause                                                      Page

1.   INTERPRETATION                                           3


2.   CONDITIONS PRECEDENT                                     3


3.   RE-BORROWING                                             4


4.   AMENDMENTS TO PRINCIPAL AGREEMENT                        4


5.   MISCELLANEOUS                                           10


6.   CONFIRMATION AND RATIFICATION                           11


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THIS SECOND SUPPLEMENTAL AGREEMENT is made 29th day of December, 1998

BETWEEN BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 of Level 7 Grosvenor Place, 225 George Street, Sydney, New South Wales, Australia ("Bank")

AND NORD AUSTRALEX NOMINEES PTY LTD ACN 001 657 272 in its capacity as trustee of the Trust of Level 15, 3 Spring
          Street, Sydney, New South Wales, Australia ("Borrower")

AND NORD GOLD COMPANY LIMITED ("Nord Gold") incorporated in Bermuda and NORD PACIFIC LIMITED ("Nord Pacific") registered under the laws of Canada, both of Level 15, 3 Spring Street, Sydney, New South Wales, Australia and NORD HIGHLANDS MINERAL VENTURE - 1 ("Nord Highlands") a general partnership formed under the laws of California, United States of America (collectively the "Trust Beneficiaries" and each a "Trust Beneficiary").

RECITAL

The parties have agreed to vary the Amended and Restated Facility Agreement dated 28 February 1997 made between the Bank, the Borrower and the Trust Beneficiaries as supplemented by the supplemental agreement between those parties dated 13 May 1997 ("Principal Agreement") in the manner set out in this Supplemental Agreement.

IT IS AGREED

1.   INTERPRETATION

     Terms and expressions defined in the Principal Agreement and used in this Supplemental Agreement are, where the context requires or admits, to be construed as bearing the same meaning as set out in the Principal Agreement. Principles of interpretation set out in the Principal Agreement shall also apply to this Supplemental Agreement.

2.   CONDITIONS PRECEDENT

     This Supplemental Agreement is conditional upon the following:

     (a) each of the Conditions Precedent set out in clause 3 of the Principal Agreement having been satisfied;

     (b) receipt by the Bank, in a form and substance satisfactory to the Bank of:

          (i) legal opinions of counsel to the Bank, covering such matters as the Bank deems necessary or appropriate;

          (ii) legal opinions in respect of each Security Provider from counsel to the Borrower and/or other counsel acceptable to the Bank;

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     (c)  receipt by the Bank, in form and substance satisfactory to the Bank of a report prepared by the Borrower's auditors forecasting all Taxation liabilities, payments and provisions (in relation to all Project Taxes and all other Taxes) to be incurred or made by the Borrower throughout the period from the date of this Supplemental Agreement to the Final Reserve Date in relation to the Projects; and

     (d) receipt by the Bank, in form and substance satisfactory to the Bank of the Financial Model in relation to the Projects, both adjusted and updated to take account of the forecast Taxation liabilities, payments and provisions set out in the report provided in accordance with clause 2(c) above, which adjusted and updated Financial Model must in the absence of anything else, demonstrate that throughout the period from the date of this Supplemental Agreement until the Termination Date the Borrower will comply with its covenants in clause 19.7(a) of the Principal Agreement.

3.  RE-BORROWING

     At the request of the Borrower and the Trust Beneficiaries, the Bank has agreed to increase the Cash Facility Limit to a maximum of US$3,000,000 for the period up to and including 31 December 1998 and thereafter to a maximum of US$3,600,000 and to amend the Principal Agreement to permit the Borrower to repay and subsequently redraw amounts under the Cash Advance Facility in accordance with this Supplemental Agreement, subject to the following conditions:

     (a) each of the conditions precedent set out in clause 2 has been satisfied;

     (b) subject to satisfaction of the other conditions of the Principal Agreement the initial Drawdown after the date of this Supplemental Agreement of up to US$1,500,000 (available under the increased Cash Facility Limit), which drawdown is to be made prior to 31 December 1998, shall:

               (i) be Drawndown as one Drawdown under the Principal Agreement for an amount of up to the difference between the increased Cash Facility Limit and the Cash Amount Outstanding; and

          (ii) be on-lent to Nord Pacific Limited for general working capital purposes; and

   (c)  the Borrower pays to the Bank an establishment fee of US$10,500.



4.    AMENDMENTS TO PRINCIPAL AGREEMENT

     As from the date of this Supplemental Agreement, the Principal Agreement is amended as follows:

     (a) (clause 1.1): the definition of "Availability Period" in clause 1.1 is deleted and the following definition is inserted in its place:

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               ""Availability Period" means any period during
               which the Facility Amount Outstanding is less that the Facility Limit, provided such period commences after the Availability Date and expires on the first to occur of:

               (a)  the Termination Date; and

               (b) the date on which the Commitment is cancelled, or such later date as may be agreed by the Bank.";



     (b) (clause 1.1): the definition of "Cash Facility Limit" appearing in clause 1.1 is deleted and the following definition is inserted in its place:

               ""Cash Facility Limit" means for the period to and including 31 December 1998 US$3,000,000 and thereafter US$3,600,000 (which amounts include the principal amount of the Existing Cash Advances, if any,) or such lesser amount to which that amount may be reduced or cancelled pursuant to this Agreement, including, without limitation, pursuant to clause 10.2.";

     (c) (clause 1.1): the definition of "Termination Date" appearing in clause 1.1 is deleted and the following definition is inserted in its place:

               ""Termination Date" means 30 June 2000.";

     (d) (clause 1.1): the definition of "Treasury Facility Limit" appearing in clause 1.1 is deleted and the following definition is inserted in its place:

               ""Treasury Facility Limit" means the amount of US$16,500,000 (which includes any exposure under any existing Treasury Transactions).";

     (e) (clause 4): clause 4(a) is deleted and the following clause is inserted in its place:

               "(a) (Cash Advance Facility): in relation to the
                    Cash Advance Facility, to pay Girilambone
                    North Development Costs, Project Operating
                    Costs in relation to the Projects and any other purpose approved by the Bank in its discretion;";

     (f) (clause 5.6): clause 5.6 is deleted and the following clause is inserted in its place:

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               "5.6 Re-borrowings

                    Subject to clause 10.2, the Cash Advance
                    Facility is revolving in nature and subject to clauses 3 and 4 and this clause 5, the Borrower may redraw any amount Prepaid under this Agreement provided that such redrawing does not result in the Cash Amount Outstanding exceeding the Cash Facility Limit at the date of that redrawing.";

     (g)  (clause 5.8):  the last sentence of clause 5.8 is deleted;

     (h) (clause 9): clause 9 is amended by inserting the figures "9.1" after the heading to that clause and inserting the following new clause 9.2 after clause 9.1:

               "9.2 Margin Requirements

                    (a)  If at any time and from time to time
                         Contract Exposure exceeds the Margin
                         Free Limit, the Bank may by written
                         notice to the Borrower ("Margin Call")
                         require the Borrower, and the Borrower
                         agrees upon such Margin Call, to pay to
                         the Bank in US Dollars the amount by
                         which the Contract Exposure exceeds the
                         aggregate of the Margin Free Limit and
                         the Margin Call Balance, as specified
                         by the Bank in such Margin Call
                         ("Margin Call Amount").  Margin Calls
                         shall only be made in respect of Margin
                         Call Amounts of not less than, and in
                         integral multiples of US$50,000 and
                         must be paid to the Bank within 3
                         Business Days of the Bank making the
                         Margin Call.

                    (b)  If, at any time following a Margin Call
                         and the payment by the Borrower to the
                         Bank of the Margin Call Amount, the
                         difference between:

                         (i)  the Contract Exposure; and
                         (ii) Margin Call Balance,


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                             is less than the Margin Free
                             Limit, then the Bank shall release
                             to the Borrower so much

                             of the Margin Call Balance then
                             held by it rounded downward (if
                             necessary) to the nearest integral
                             multiple of US$50,000, as will
                             cause the aforesaid difference to
                             equal the Margin Free Limit.

                    (c)  Upon any default by the Borrower under
                         any Bank Risk Management Agreement or
                         this Agreement or upon the termination
                         of any of them, or upon the occurrence
                         and during the continuation of any
                         Event of Default the Bank is hereby
                         authorized at any time, and from time
                         to time without notice to the Borrower,
                         any Security Provider or any other
                         person, to set off and apply the Margin
                         Call Balance  to meet any unsatisfied
                         obligations of the Borrower to the Bank
                         under the relevant Bank Risk Management
                         Agreement, all Bank Risk Management
                         Agreements, this Agreement, or any
                         other Transaction Document and any
                         balance of such Margin Call Amounts
                         remaining after satisfaction of all
                         obligations of the Borrower to the Bank
                         under all the Risk Management
                         Agreements this Agreement, and all
                         other Transaction Documents shall be
                         released by the Bank to the Borrower.

                    (d)  Any Margin Call Amount paid to the Bank
                         in US Dollars shall bear interest at
                         the rate per annum which the Bank is
                         then paying on comparable deposits
                         lodged with it for a period of 30 days
                         or for such other term as may be agreed
                         by the Borrower and the Bank, and such
                         interest shall bear interest on and
                         from the date of payment to the Bank to
                         but excluding the date of -

                         (i)  release to the Borrower pursuant
                              to paragraph (b);

                         (ii) or application by the Bank
                              pursuant to paragraph (c).

                         Such interest shall be calculated on
                         the basis of a 360 day year on the
                         actual number of days elapsed and shall
                         be credited to the relevant account on
                         the last day of each 30-day period.

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                     (e) Notwithstanding any provision in clause
                         9.2 to the contrary, the Borrower, as
                         an alternative to satisfying a Margin
                         Call in US Dollars and with the prior
                         consent of the Bank, may provide or
                         procure the provision of such other
                         security as is acceptable to the Bank
                         provided that any such security shall
                         not be released or discharged by the
                         Bank until the discharge in full by the
                         Borrower of all of its obligations to
                         the Bank under this Agreement and the
                         Transaction Documents.

                    (f) For the purposes of this clause 9.2 the following expressions shall have the following meanings:

                         "Bank Risk Management Agreements" means
                         Risk Management Agreements made between
                         the Borrower and the Bank.

                         "Contract Exposure" means on any given
                         date, the amount, if any, that the Bank
                         determines would be payable by the
                         Borrower to the Bank in accordance with
                         the Bank Risk Management Agreements, if
                         all Bank Risk Management Agreements
                         were being terminated on that date.

                         "Margin Call" has the meaning given in
                         clause 9.2(a);

                         "Margin Call Amount" has the meaning
                         given in clause 9.2(a).

                         "Margin Call Balance" on any given date
                         means the aggregate of all Margin Call
                         Amounts paid to the Bank prior to that
                         date and still held by the Bank on that
                         date, after deducting all amounts
                         repaid to the Borrower under clause
                         9.2(b).

                         "Margin Free Limit" means
                         US$4,000,000.".

     (i) (clause 10.2): clause 10.2 is deleted and replaced with the following new clause:

               "10.2     Repayment Installments

                    The Borrower will Repay the Loan by
                    Quarterly installments on each Repayment
                    Date by installments which shall be the
                    greater of:

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                    (a)  50% of Available Cash Flow for the
                         Quarter ending on the relevant
                         Repayment Date; and

                    (b)  the amount required to reduce the Cash
                         Amount Outstanding to the Maximum
                         Outstanding Amount applicable on the
                         relevant Repayment Date:

                       MAXIMUM OUTSTANDING SCHEDULE
                Repayment Date     Maximum Outstanding Amount
                   31/12/98                 US$3.0M
                   31/03/99                 US$3.6M
                   30/06/99                 US$3.6M
                   30/09/99                 US$3.4M
                   31/12/99                 US$2.4M
                  31/03/2000                US$1.1M
                  30/06/2000                  Nil

                       Clause 10.2(a) does not apply to the Repayment Dates of 31 December 1998, 31 March 1999, and 30 June 1999 so that the Borrower will only be obliged under this clause 10.2 to make a repayment of the Loan on those Repayment Dates if required under clause 10.2(b) to reduce the Cash Amount Outstanding to the Maximum Outstanding Amount applicable on the Relevant Repayment Date. Nothing in this clause 10.2 shall in any way limit the Borrowers obligation to make a payment or repayment under any other clause of this Agreement. On each Repayment Date the Cash Facility Limit shall automatically reduce to the Maximum Outstanding Amount corresponding to that Repayment Date.";

     (j)  (clause 11.1(g)): clause 11.1(g) is deleted;

     (k) (clause 13): the following new clause 13(c) is inserted after clause 13(b):

               "(c) (non-utilization fee): a non-utilization fee
                    at the rate of 0.35 per cent per annum
                    calculated on a daily basis on the
                    difference between the Cash Facility Limit and the Cash Amount Outstanding. This fee is payable quarterly in arrears on each Repayment Date.";


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     (l)  (clause 19.4(u)):  the following new clause is inserted immediately after clause 19.4(u):

               "(ua)     (FX Transaction): in relation to all
                    Risk Management Agreements the Borrower must use proceeds payable to it pursuant to Sales Contracts to make equal monthly deliveries in such amount as is necessary from time to time to ensure that the Borrower's obligations and the amount outstanding or due for delivery under the Risk Management Agreements are fully performed and paid by the Final Reserve Date subject to such amount being adjusted by the Bank in its discretion to take account of changes in the Approved Budget."; and

     (m) (clause 19.4(u)(iii)): the Bank's waiver of the requirements in clause 19.4(u)(iii) set out in its letter dated 4 February 1998 is hereby revoked such that the Borrower must again comply with all of the provisions of clause 19.4(u)(iii) as amended in accordance with this Supplemental Agreement. Clause 19.4(u)(iii) is amended by deleting the letters and figures "US$0.90" appearing on the third line and inserting in their place the letters and figures "US$0.75".

5.   MISCELLANEOUS

5.1  Costs and Expenses

     The Borrower shall on demand by the Bank reimburse the Bank for all reasonable costs and expenses incurred by the Bank in connection with the negotiation, preparation, execution, delivery and completion of this Supplemental Agreement and shall pay all stamp duty assessed on this Supplemental Agreement.

5.2  Counterparts

     This Supplemental Agreement may be signed in one or more counterparts and any counterpart or set of counterparts signed by the parties to this Supplemental Agreement shall constitute an original of this Supplemental Agreement for all purposes.

5.3  Governing Law

     This Supplemental Agreement shall be governed by, and construed in accordance with the laws from time to time in force in the State of New South Wales and the parties hereby submit to the non-exclusive jurisdiction of the courts of that State and the courts which hear appeals therefrom.

5.4  Transaction Document

     The parties acknowledge and agree that this Agreement is a Transaction Document for the purposes of the Principal Agreement.


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6    CONFIRMATION AND RATIFICATION

     (a) The Borrower and the Trust Beneficiaries covenant and agree with the Bank that on and from the date of execution of this Supplemental Agreement they are each bound by all of the terms and provisions of the Principal Agreement as amended by this Supplemental Agreement and acknowledge, covenant and agree with the Bank that the amendments to the Principal Agreement effected by this Supplemental Agreement do not derogate from or in any way relieve them from all or any of their obligations under the Principal Agreement or the Securities.

     (b) Without limiting paragraph (a) of this clause, the Trust Beneficiaries confirm the Borrower's power to enter into this Supplemental Agreement and consent to the terms of this Supplemental Agreement.

EXECUTED as an agreement.


EXECUTED by                     )  BANK OF WESTERN AUSTRALIA LTD
BANK OF WESTERN AUSTRALIA LTD   )  by  it Attorneys
ACN 050 494 454                 )
by its Attorney                 )
                                )
David Lennon                    )  Head of Structured Finance
Name                            )  Title
                                )
its duly constituted Attorney   )
under Power of Attorney No.     )
491 dated 4/11/96 who at the    )
date hereof had no notice of    )
revocation of such Power of
Attorney in the presence of:



/s/ Susan Lau
An Officer of the Bank

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THE COMMON SEAL of              )
NORD AUSTRALEX NOMINEES PTY     )
LTD was hereunto affixed by     )
authority of the board of       )
directors in the presence of :  )
                                )
                                )
                                )
/s/ Ray W. Jenner                   /s/ John Syriatowicz
(Signature of Director)            (Signature of
                                   Director/Secretary)


Ray W. Jenner                      John Syriatowicz
(Name of Director)                 (Name of Director/Secretary)




THE COMMON SEAL of              )
NORD GOLD COMPANY LIMITED was   )
hereunto affixed by authority   )
of the board of directors in    )
the presence of :               )
                                )
                                )
                                )
/s/ W. Pierce Carson                /s/ Ray W. Jenner
(Signature of Director)            (Signature of
                                   Director/Secretary)

W. Pierce Carson                    Ray W. Jenner
(Name of Director)                 (Name of Director/Secretary)


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THE COMMON SEAL of              )
NORD PACIFIC LIMITED was        )
hereunto affixed by authority   )
of the board of directors in    )
the presence of :               )
                                )
                                )
                                )
/s/ W. Pierce Carson               /s/ Ray W. Jenner
(Signature of Director)            (Signature of
                                   Director/Secretary)

W. Pierce Carson                    Ray W. Jenner
(Name of Director)                 (Name of Director/Secretary)




THE COMMON SEAL of              )
NORD GOLD COMPANY LIMITED in    )
its capacity as a general       )
partner of NORD HIGHLANDS       )
MINERALS VENTURE - 1 was        )
hereunto affixed by authority   )
of the board of directors in    )
the presence of :               )



/s/ W. Pierce Carson               /s/ Ray W. Jenner
(Signature of Director)            (Signature of
                                   Director/Secretary)

W. Pierce Carson                    Ray W. Jenner
(Name of Director)                 (Name of Director/Secretary)


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THE COMMON SEAL of              )
NORD PACIFIC LIMITED in its     )
capacity as a general partner   )
of NORD HIGHLANDS MINERALS      )
VENTURE - 1 was hereunto        )
affixed by authority of the     )
board of directors in the       )
presence of :                   )



/s/ W. Pierce Carson               /s/ Ray W. Jenner
(Signature of Director)            (Signature of
                                   Director/Secretary)

W. Pierce Carson                    Ray W. Jenner
(Name of Director)                 (Name of Director/Secretary)


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